UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2014

Skyline Medical Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-54361	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2915 Commers Drive, Suite 900
Eagan, Minnesota	55121
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (651) 389-4800

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information included in Item 2.03 and Item 3.03 below is incorporated into this Item 1.01 by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

Securities Purchase Agreements

On July 23, 2014, Skyline Medical Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Investor Securities Purchase Agreement”) with an institutional investor (the “Investor”), pursuant to which the Company agreed to issue and sell (i) a senior convertible note, in an original principal amount of $610,978 (the “Investor Note”), which Investor Note shall be convertible into a certain amount of shares (the “Investor Conversion Shares”) of the Company’s common stock, par value $0.01 (the “Common Stock”), in accordance with the terms of the Investor Note, and (ii) a warrant (the “Investor Warrant”) to initially acquire up to 2,036,593 additional shares of Common Stock (the “Investor Warrant Shares”, and collectively with the Investor Note, the Investor Warrant and the Investor Conversion Shares, the “Investor Securities”) for an aggregate purchase price of $500,000 (an approximately 22.2% original issue discount) (the “Investor Convertible Notes Offering”).

On July 23, 2014, the Company also entered into a Securities Purchase Agreement (the “SOK Securities Purchase Agreement”) with SOK Partners, LLC, an affiliate of the Company (“SOK”), pursuant to which the Company agreed to issue and sell (i) a senior convertible note, in an original principal amount of $122,195.60 (the “SOK Note”), which SOK Note shall be convertible into a certain amount of shares (the “SOK Conversion Shares”) of Common Stock, in accordance with the terms of the SOK Note, and (ii) a warrant (the “SOK Warrant”) to initially acquire up to 407,318 additional shares of Common Stock (the “SOK Warrant Shares”, and collectively with the SOK Note, the SOK Warrant and the SOK Conversion Shares, the “SOK Securities”) for an aggregate purchase price of $100,000 (an approximately 22.2% original issue discount) (the “SOK Convertible Notes Offering”).

The SOK Note, the SOK Warrant, the SOK Securities Purchase Agreement and the SOK Registration Rights Agreement contain terms and conditions substantially identical to that of the Investor Note, the Investor Warrant, the Investor Securities Purchase Agreement and the Investor Registration Rights Agreement (as defined below), respectively, which are described in greater detail below.

In addition to the Investor Convertible Notes Offering and the SOK Convertible Notes Offering, the Company may enter into one or more additional Securities Purchase Agreements (collectively, the “Affiliate Securities Purchase Agreements”) with certain affiliates of the Company and certain persons with whom the Company has a pre-existing relationship (the “Affiliates”) pursuant to which the Company may issue and sell (i) one or more senior convertible notes, in an original principal amount of up to $1,099,760.40 (the “Affiliate Notes”), which Affiliate Notes shall be convertible into a certain amount of shares (the “Affiliate Conversion Shares”) of the Company’s Common Stock in accordance with the terms of the Affiliate Notes, and (ii) one or more warrants (the “Affiliate Warrants”) to initially acquire up to 3,665,862 additional shares of Common Stock (the “Affiliate Warrant Shares”, and collectively with the Affiliate Notes, the Affiliate Warrants and the Affiliate Conversion Shares, the “Affiliate Securities”) for an aggregate purchase price of $900,000 (with the same original issue discount as specified for the Investor Note and SOK Note) (the “Affiliate Convertible Notes Offering”).

Except for the maturity date of the Affiliate Notes and the expiration date of the Affiliate Warrants, the Affiliate Notes, the Affiliate Warrants, the Affiliate Securities Purchase Agreements and the registration rights agreement(s) to be entered into between the Company and the Affiliates, relating to the Affiliate Conversion Shares and Affiliate Warrant Shares, will have terms and conditions identical to that of the Investor Note, the Investor Warrant, the Investor Securities Purchase Agreement and the Investor Registration Rights Agreement (as defined below), respectively, which are described in greater detail below.

The Investor Security Purchase Agreement and the SOK Security Purchase Agreement are collectively referred to herein as the “Security Purchase Agreements.” The Investor Note and the SOK Note are collectively referred to herein as the “Notes.” The Investor Warrant and the SOK Warrant are collectively referred to herein as the “Warrants.” The Investor Securities and the SOK Securities are collectively referred to herein as the “Securities.” The Investor Convertible Notes Offering, the SOK Convertible Notes Offering, and the Affiliate Convertible Notes Offering are collectively referred to herein as the “Convertible Notes Offering.” The Investor Conversion Shares, SOK Conversion Shares, Affiliate Conversion Shares, Investor Warrant Shares, SOK Warrant Shares, and Affiliate Shares are collectively referred to herein as the “Additional Shares.” There is no guarantee that the Company will consummate the Affiliate Convertible Notes Offering as described or that such Affiliate Convertible Notes Offering will occur at all.

Convertible Notes

The Notes mature on July 23, 2015 (subject to extension as provided in the Notes) and, in addition to the approximately 22.2% original issue discount, accrues interest at a rate of 12.0% per annum. The Investor and SOK have no voting rights as the holders of the Notes. Upon conversion of the Notes, the holders are entitled to receive such dividends paid and distributions made to the holders of Common Stock from and after the initial issuance date of the Notes to the same extent as if the holders had effected such conversion and had held such shares of Common Stock on the record date for such dividends and distributions.

With respect to the Investor Note, $67,500 of the outstanding original principal amount of the Investor Note (together with any accrued and unpaid interest with respect to such portion of the principal amount and accrued and unpaid late charges with respect to such portion of the principal amount and such interest) will be automatically extinguished (without any cash payment by the Company) if (i) the Company has properly filed a registration statement covering the resale by the Investor of shares of the Common Stock issued or issuable upon conversion of the Investor Note with the Securities and Exchange Commission (the “SEC”), and such registration statement has been declared effective by the SEC on or prior to 120th calendar day after the closing date of the Investor Convertible Notes Offering, and (ii) no event of default, or an event that with the passage of time or giving of notice would constitute an event of default, has occurred on or prior to such date.

With respect to the SOK Note, $13,500 of the outstanding original principal amount of the SOK Note (together with any accrued and unpaid interest with respect to such portion of the principal amount and accrued and unpaid late charges with respect to such portion of the principal amount and such interest) will be automatically extinguished (without any cash payment by the Company) if (i) the Company has properly filed a registration statement covering the resale by SOK of shares of the Common Stock issued or issuable upon conversion of the SOK Note with the SEC, and such registration statement has been declared effective by the SEC on or prior to 120th calendar day after the closing date of the SOK Convertible Notes Offering, and (ii) no event of default, or an event that with the passage of time or giving of notice would constitute an event of default, has occurred on or prior to such date.

The Notes are convertible at any time after issuance, in whole or in part, at the Investor’s or SOK’s option, as the case may be, into shares of Common Stock, at a conversion price equal to the lesser of (i) the product of (x) the arithmetic average of the lowest three volume weighted average prices of the Common Stock during the ten consecutive trading days ending and including the trading day immediately preceding the applicable conversion date and (y) 72.5% (or if an event of default has occurred and is continuing, 70%), and (ii) $0.15 (as adjusted for stock splits, stock dividends, recapitalizations or similar events).

The Notes include customary events of default provisions. The Notes provides for a default interest rate of 15% per annum. Upon the occurrence of an event of default, the Investor or SOK, as the case may be, may require the Company to pay in cash the “Event of Default Redemption Price” which is defined in the Notes to mean the greater of (i) the product of (A) the amount to be redeemed multiplied by (B) 125% (or 100% if an insolvency related event of default) and (ii) the product of (X) the conversion price in effect at that time multiplied by (Y) the product of (1) 125% (or 100% if an insolvency related event of default) multiplied by (2) the greatest closing sale price of the Common Stock on any trading day during the period commencing on the date immediately preceding such event of default and ending on the date the Company makes the entire payment required to be made under this provision.

With respect to the Investor Note and the SOK Note, the Company has the right at any time to redeem, in whole or in part, the outstanding amount then remaining under such Note (the “Remaining Amount”) at a price equal to the greater of (i) 125% of the Remaining Amount and (ii) the product of (X) the conversion price in effect at that time multiplied by (Y) the product of (1) 135% multiplied by (2) the greatest closing sale price of the Common Stock on any trading day during the period commencing on the Company option redemption notice date and ending on the date immediately prior to the date that the Company makes the entire payment required to be made under this provision. The Company is also required to initially reserve 10 million shares of Common Stock, and will take all action necessary to reserve and keep available 150% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of such portion of the Notes then outstanding.

Warrants

The Warrants are exercisable on any day on or after the date of issuance and have an exercise price of $0.165 per share, subject to adjustment, and a term of five years from the date of issuance. With respect to the Investor Warrant, 225,000 Warrant Shares will be automatically extinguished (without any cash payment by the Company) if (i) the Company has properly filed a registration statement with the SEC that has been declared effective by the SEC on or prior to the earlier of (x) the 60th calendar day after the closing of the offering (or the 120th calendar day after the closing of the Investor Convertible Notes Offering in the event that such registration statement is subject to review by the SEC) and (y) the fifth trading day after the date the Company is notified by the SEC that such registration statement will not be reviewed or will not be subject to further review (such date, the “Warrant Shares Initial Effective Date”) and (ii) the prospectus contained therein is available for use by a holder for the resale by such holder of all of the shares of Common Stock issued or issuable upon exercise of the Investor Warrant or otherwise pursuant to the terms of the Investor Warrant as of the Warrant Shares Initial Effective Date.

With respect to the SOK Warrant, 45,000 Warrant Shares will be automatically extinguished (without any cash payment by the Company) if (i) the Company has properly filed a registration statement with the SEC that has been declared effective by the SEC on or prior to the earlier of (x) the 60th calendar day after the closing of the offering (or the 120th calendar day after the closing of the SOK Convertible Notes Offering in the event that such registration statement is subject to review by the SEC) and (y) the Warrant Shares Initial Effective Date and (ii) the prospectus contained therein is available for use by a holder for the resale by such holder of all of the shares of Common Stock issued or issuable upon exercise of the SOK Warrant or otherwise pursuant to the terms of the SOK Warrant as of the Warrant Shares Initial Effective Date.

The Investor and SOK, will not be entitled, by virtue of being holders of the Warrants, to vote, to consent, to receive dividends, to receive notice as shareholders with respect to any meeting of shareholders for the election of the Company’s directors or any other matter, or to exercise any rights whatsoever as our shareholders. If, however, the Company decides to declare a dividend or make distributions of its assets (the “Distribution”), the Investor and SOK will be entitled to such Distribution to the same extend that the Investor and SOK would have participated therein if the Investor or SOK had held the number of share of Common Stock acquirable upon complete exercise of the Warrants.

At any time commencing on the earliest to occur of (x) the public disclosure of any change of control, (y) the consummation of any change of control and (z) the Investor or SOK first becoming aware of any change of control through the date that is ninety (90) days after the public disclosure of the consummation of such change of control by the Company pursuant to a Current Report on Form 8-K filed with the SEC, the Company or the successor entity (as the case may be) may have to purchase the Warrants from the Investor and SOK in an amount equal to the Black Scholes Value (as defined in the Warrants).

Registration Rights Agreement

Pursuant to a registration rights agreement, dated July 23, 2014 (the “Investor Registration Rights Agreement”), the Company agreed with the Investor to register the resale of the Investor Conversion Shares and the Investor Warrant Shares. The Company is required to prepare and file a registration statement with the SEC within 45 days of the closing of the offering, and to use reasonable best efforts to have the registration statement declared effective within the earlier of (i) the 60th calendar day after the closing of the offering (or the 120th calendar day after the closing of the Investor Convertible Notes Offering in the event that such registration statement is subject to review by the SEC) and (ii) the fifth trading day after the date the Company is notified by the SEC that such registration statement will not be reviewed or will not be subject to further review.

Pursuant to a registration rights agreement, dated July 23, 2014 (the “SOK Registration Rights Agreement”), the Company agreed with the SOK to register the resale of the SOK Conversion Shares and the SOK Warrant Shares on the same terms and conditions as set forth in the Investor Registration Rights Agreement.

Other Terms

The Securities were offered and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. The Securities may not be offered or sold in the United States without an effective registration statement or pursuant to an exemption from applicable registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy the Securities.

At no time will the Investor or SOK be entitled to exercise the Warrants, or to convert any portion of the Notes, to the extent that after such exercise/conversion, the Investor or SOK (together with its affiliates) would beneficially own more than 4.99% of the outstanding shares of Common Stock as of such date, which limit may be increased to 9.99% at the election of the Investor or SOK but no greater than 9.99%.

The foregoing descriptions of the Securities Purchase Agreements, the Notes, the Warrants and the Registration Rights Agreements, do not purport to be complete, and are qualified in their entirety by reference to each such document (or form thereof, as applicable), filed as Exhibits 4.1, 4.2, 4.3 and 10.1, respectively, and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above under Item 2.03 is incorporated herein by reference.

Item 3.03	Material Modification of Rights of Security Holders.

As of July 23, 2014, in connection with the Convertible Notes Offering, the Company and the holders of at least the minimum number of shares of the Company’s Series A Convertible Preferred Stock, par value $0.01 (the “Preferred Stock”), required to (i) waive certain covenants under the securities purchase agreement, dated February 4, 2014 (the “Preferred Stock SPA”), by and among the Company and the purchasers named on Schedule I thereto (the “Preferred Stockholders”), and (ii) consent to the automatic conversion of all outstanding shares of Preferred Stock pursuant to Section 6(d) of the Certificate of Designation, filed January 27, 2014, setting forth the preferences, rights and limitations of the Preferred Stock (the “Certificate of Designation”), agreed to the following:

•	a waiver of the Company’s obligation under Section 6.12 of the Preferred Stock SPA to not enter into any contract, transaction or arrangement or issue any security or instrument that provides for forward pricing of shares of Common Stock (the “Forward Pricing Transaction Restriction”) with respect to the Convertible Notes Offering and, following a Qualified Public Offering (as defined below), a waiver of the Forward Pricing Transaction Restriction for any subsequent offering of securities by the Company;

•	a consent to the inclusion of the registration of the Additional Shares on a registration statement or registration statements of the Company to be filed under the Securities Act of 1933, as amended, pursuant to Section 10 of the Preferred Stock SPA (the “Registration Statement”), covering the “Registrable Securities” as defined under the Preferred Stock SPA (the “Preferred Stockholders Registrable Securities”);

•	a consent to further extend the Filing Deadline and the Effectiveness Deadline (each as defined in the Certificate of Designation) pursuant to Section 10.1 of the Preferred Stock SPA such that the deadlines for the filing and effectiveness of the Registration Statement shall be the same as the applicable deadlines for the Convertible Notes Offering;

•	an agreement by the Preferred Stockholders to a 90-day lock-up beginning from the date of closing of an underwritten public offering of the Common Stock with gross offering proceeds of at least $6.0 million and the concurrent listing of the Common Stock on a national securities exchange (a “Qualified Public Offering”) (the “Purchaser Lock-Up”); and

•	a consent to automatically convert all outstanding shares of Preferred Stock upon a Qualified Public Offering pursuant to the Certificate of Designation as described further below.

In consideration of the waiver and consents provided by the Preferred Stockholders, the Company agreed:

•	to issue additional shares of Common Stock to the Preferred Stockholders (A) automatically upon the closing of a Qualified Public Offering, to the extent that (i) the Qualified Public Offering closes within six (6) months of the first closing of the Convertible Notes Offering (“Qualified Public Offering Deadline”) and (ii) 70% of the public offering price per share of the Common Stock in the Qualified Public Offering (the “QPO Discount Price”) is less than the Conversion Price floor contained in Section 7(e)(i) of the Certificate of Designation (the “Conversion Price Floor”), or (B) if a Qualified Public Offering has not been consummated by the Qualified Public Offering Deadline, upon the Preferred Stockholders’ conversion of their shares of Preferred Stock to the extent that 70% of the volume weighted average price of the Common Stock on the principal Trading Market (as defined in the Certificate of Designation) of the Common Stock during the ten Trading Days (as defined in the Certificate of Designation) immediately preceding the Qualified Public Offering Deadline (the “Non-QPO Discount Price”) is less than the Conversion Price Floor;

•	to provide the Preferred Stockholders with the right to participate in the Affiliate Convertible Notes Offering pro rata up to an aggregate of $500,000 based on their respective interests in the Preferred Stock; and

•	to pay reasonable attorneys’ fees and expenses of the Preferred Stockholders in connection with certain transactions as described further in the waiver and consent of, and notice to, holder of preferred stock (the “Waiver and Consent”).

The foregoing description of the Waiver and Consent does not purport to be complete, and is qualified in its entirety by reference to the form of such document filed as Exhibit 4.4 and incorporated herein by reference.

Item 8.01	Other Events.

On July 24, 2014, the Company issued the press release announcing the issuance of the Notes and the Warrants to the Investor and SOK, a copy of which is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description/Exhibit

4.1	Form of Senior Convertible Note

4.2	Form of Warrant

4.3	Form of Registration Rights Agreement

4.4	Form Waiver and Consent of, and Notice to, Holder of Preferred Stock of the Company

10.1	Form of Securities Purchase Agreement

99.1	Press Release, dated July 24, 2014, announcing the closing of the offering of the Securities

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

skyline medical inc.

By:	/s/ Josh Kornberg
Name: Josh Kornberg Title: President and Chief Executive Officer

Date: July 24, 2014